Annual Shareholders’ Meeting May 9, 2018

2 Forward Looking Statements This presentation may contain forward-looking statements, which can be identified by the use of words such as “believes,” “expects,” “anticipates,” “estimates” or similar expressions. These forward-looking statements include, but are not limited to:  statements of our goals, intentions and expectations;  statements regarding our business plans, prospects, growth and operating strategies;  statements regarding the asset quality of our loan and investment portfolios; and  estimates of our risks and future costs and benefits. These forward-looking statements, which are based on our current beliefs and expectations, are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors:  general economic conditions, either nationally or in our market areas, that are different than expected;  changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;  increased competitive pressures among financial services companies;  changes in consumer spending, borrowing and savings habits;  legislative or regulatory changes that adversely affect our business;  adverse changes in the securities and credit markets; and  changes in accounting policies and practices, as may be adopted by bank regulatory agencies or the Financial Accounting Standards Board. Additional factors that may affect our results are discussed in Item 1A “Risk Factors” in our Annual Report on Form 10-K and in other reports filed with the Securities and Exchange Commission. Any forward-looking statements made by us speak only as of the date hereof. Any of the forward-looking statements that we make in this presentation may later prove incorrect because of inaccurate assumptions, the factors illustrated above or other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. We do not undertake, and specifically disclaim any obligation, to revise any forward-looking statements contained in this presentation.

Market Summary 3 Issuer: March 31, 2017 March 31, 2018 Listing /Ticker Symbol: Market Price Per Share: (1) $14.05 $14.40 Shares Outstanding: 12,203,593 12,242,434 Market Capitalization: $171.5 million $176.3 million Tangible Book Value Per Share: (2) $12.19 $12.43 Price to Tangible Book Value: 115.26% 115.85% Dividend Yield: (3) 1.42% 1.67% (1) Closing price (2) See Appendix - Non-GAAP Financial Measures (3) Quarterly dividend increased to $0.06 in January 2018 Nasdaq Global Market / "SIFI"

Company Overview

An Overview of SI Financial 5  Headquartered in Willimantic, CT  Established in 1842 Source: SNL Financial  Total Assets as of December 31, 1995: $252 million  Total Assets as of December 31, 2017: $1.58 billion Dayville Dayville Canterbury Lisbon Lebanon Groton

Business Strategy 6  Community oriented focus with a full range of financial products and services  Prudently diversify the asset mix and geographic concentration by selectively increasing the percentage of commercial business, multi-family and commercial real estate loans locally and throughout New England  Continue conservative underwriting practices and maintain a high quality loan portfolio  Increase core deposits by emphasizing exceptional customer service and cross-selling and expanding our relationship-focused business lending  Supplement fee income through expanding the mortgage banking operations  Optimize future growth opportunities by executing a proven business model and by opportunistically seeking branch or whole bank acquisitions in areas in or adjacent to existing market area

Financial Highlights

$0.9 $4.4 $4.3 $6.3 $9.2 $2.0 0.08% 0.33% 0.31% 0.41% 0.58% 0.52% 0.00% 0.15% 0.30% 0.45% 0.60% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 Improving Profitability 8 Core Income & Core ROAA ($MM) (1) Core income excludes nonrecurring items (2) See Appendix – Non-GAAP Financial Measures (2) (2) (2)

Improving Profitability 9 Net Interest Margin (%) 2.93% 3.11% 2.97% 3.01% 2.89% 3.00% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1

Improving Profitability 10 Efficiency Ratio (%) 96.1% 84.1% 82.2% 68.5% 73.6% 75.5% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1

$231 $450 $431 $417 $417 $397 $202 $286 $298 $385 $422 $482 $217 $265 $266 $313 $334 $312 $47 $55 $58 $62 $61 $59 $697 $1,056 $1,053 $1,177 $1,234 $1,250 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y Residential RE Commerical RE Commerical & Industrial Consumer & Other Consistent Loan Growth 11 CAGR: 12.4% Total Gross Loans ($MM) Acquisition of Newport Bancorp, Inc. (1) Commercial & industrial loans include construction loans (2) Includes deferred loan origination costs/fees and loans held for sale Source: SNL Financial. (2) (1)

Strong Loan Growth 12 5 Year Gross Loan CAGR (%) Source: SNL Financial as of December 31, 2017 Note: Peers include all public and private banks and thrifts headquartered in the Northeast with 2017Y assets between $1 billion and $5 billion; Group consists of 59 companies 12.4% 9.0% 7.0% 10.5% 14.0% SIFI Peer Median

$338 $495 $487 $500 $493 $540 $277 $351 $378 $394 $436 $447 $90 $139 $146 $164 $202 $221 $705 $985 $1,011 $1,058 $1,131 $1,208 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y NOW/Savings/MMDA Time Demand Deposits Consistent Deposit Growth 13 CAGR: 11.4% Acquisition of Newport Bancorp, Inc. Deposits ($MM) Source: SNL Financial.

Strong Deposit Growth 14 2017 Noninterest Bearing Deposits / Total Deposits (%) 5 Year Deposit CAGR (%) Source: SNL Financial as of December 31, 2017 Note: Peers include all public and private banks and thrifts headquartered in the Northeast with 2017Y assets between $1 billion and $5 billion; Group consists of 59 companies 11.4% 10.9% 6.00% 9.00% 12.00% SIFI Peer Top Quartile 18.3% 14.8% 10.0% 15.0% 20.0% SIFI Peer Top Quartile

Strong Asset Quality 15 Nonperforming Loans / Total Loans (%) Net Charge-offs / Average Loans (%) • Savings Institute has maintained high asset quality with solid reserve coverage • Aggressive early recognition of nonperforming loans 0.66% 0.48% 0.56% 0.44% 0.51% 0.62% 0.00% 0.30% 0.60% 0.90% 1.20% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 0.10% 0.06% 0.04% 0.02% 0.01% 0.02% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1

Financial Strength – December 31, 2017 16  Capital available for growth  Possible repurchases Ratio Minimum Required Well Capitalized Total Risk-Based Capital 16.49% 8.00% 10.00% Tier 1 Risk-Based Capital 15.29% 6.00% 8.00% Tier 1 Capital 10.36% 4.00% 5.00% Common Equity Tier 1 Capital 14.54% 4.50% 6.50%

Appendix – Non-GAAP Financial Measures

Non-GAAP Financial Measures 18 Dollars in thousands, except per share amounts. Core Income: 12/31/2017 12/31/2016 12/31/2013 Reported net income (loss) 5,242$ 11,310$ (855)$ Merger expenses - - 1,721 Net gain on sale of investment in affiliate - (5,060) - Revaluation of deferred tax asset 3,969 - - Core income 9,211$ 6,250$ 866$ Tangible Book Value Per Share: 3/31/2018 3/31/2017 Book value per share 13.80$ 13.61$ Effect of intangible assets per share (1.37) (1.42) Tangible book value per share 12.43$ 12.19$ Tangible Common Equity: Equity 168,919$ 166,064$ Less: Intangible assets (16,742) (17,344) Tangible common equity 152,177$ 148,720$

QUESTIONS & ANSWERS